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                                                                   Exhibit 10.41


                             POST-CLOSING AGREEMENT

      This Post-Closing Agreement (the "Agreement") is executed effective as of November 30, 2003, by and between DREW SCIENTIFIC, INC., a Texas corporation d/b/a Danam Electronics and f/k/a MWI, Inc. (collectively the "Borrower") and BANK OF AMERICA, N.A., a national banking association ("Lender").

                                   WITNESSETH:

RECITATIONS:

      1. The Borrower and Lender have as of this day entered into certain transactions in connection with the modification and renewal of an Ex-Im Bank-guaranteed revolving line of credit extended by the Lender to the Borrower in a maximum principal amount of $2,000,000.00 (the "Loan").

      2. There presently exists an over-advance to the Borrower under the Loan due to an over-reliance on inventory under the borrowing base.

      3. The Lender has agreed to enter into the transactions with the Borrower regarding the Loan, provided that the Borrower agrees to make the following payments to the Lender within a time certain following the closing of the transactions, in accordance with the following terms and conditions.

      NOW, THEREFORE, in consideration of the promises, agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. RECITATIONS. The foregoing recitations are true and correct and are incorporated herein by this reference.

      2. ACKNOWLEDGEMENT REGARDING POST-CLOSING ITEMS. The Borrower acknowledges and agrees that it shall comply with the following obligations (the "Post-Closing Items"):

            (a) The Borrower acknowledges and agrees that the Borrower shall make the following payments to the Lender at the following times hereinafter set forth in connection with the Loan (pursuant to Section 2.4(a) of the Loan's loan agreement to bring the total amount outstanding under the Loan into compliance with Section 2.1 of the Loan's loan agreement):

PAYMENT REQUIRED BY THE BORROWER TO THE
LENDER:                                           DUE DATE:
---------------------------------------           ---------
$50,000.00                                        on or before December
                                                  31, 2003
$50,000.00                                        on or before January 30,
                                                  2004
Any remaining over-advance, as determined by      on or before February
the Bank, relative to the borrowing base          27, 2004
under the Loan.

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By: /s/ James B. Acock
   ----------------------------------------
   James B. Acock
   Treasurer, Secretary and Chief Financial
   Officer